• • • • • • • • • o o o o

• • • • • • • • • • • • •

Acquisitions: 2008 Union Bankshares 2012 Bank of America (14 branches) 2015 The Bank of Maine 3 Year 5 Year 10 Year Total Return 15.5% 28.0% 175.2% TBV/Sh CAGR 11.7% 10.0% 7.2% EPS CAGR 10.7% 12.3% 8.8% Total Assets CAGR 8.6% 7.3% 9.1%

• • • • •

• • • • • •

• • • • •

• • • • •

• • • • • • • • •

• • • •

• • • • • • • •

• • • • •

• • • • • • • • •

• • • • • • • • • • • • •

• •

15 Year Stock price appreciation of 72.28% Average dividend yield of 2.99%

TBV Per Share(a) Dividends as a % of Net Income • • • •

Top 15 Lenders Origination Units Rank % of Total Bangor Savings Bank 1,080 1 10.2% Quicken Loans 732 2 6.9% Camden National Bank 698 3 6.6% First, N.A. 421 4 4.0% USA - various agencies 394 5 3.7% Kennebec Savings Bank 388 6 3.7% United Wholesale Mortgage 384 7 3.6% Key Bank 353 8 3.3% Machias Savings Bank 325 9 3.1% TD Bank, N.A. 289 10 2.7% Gorham Savings Bank 234 11 2.2% Norway Savings Bank 217 12 2.0% Atlantic Regional Federal Credit Union 156 13 1.5% Wells Fargo Bank 148 14 1.4% Androscoggin Savings Bank 147 15 1.4% All Other Lenders 4,648 - 43.6% Total 10,614 100.0% Three Months Ended March 31, 2022

Tangible Common Equity Ratio and Adjusted Tangible Common Equity to Adjusted Assets: (In thousands, except ratios) 12/31/2017 12/31/2018 12/31/2019 12/31/2020 12/31/2021 3/31/2022 Shareholders' equity 403,413$ 435,825$ 473,415$ 529,314$ 541,294$ 482,446$ Less: goodwill and other intagible assets (99,652) (98,927) (98,222) (97,540) (96,885) (96,729) Tangible shareholders' equity 303,761 336,898 375,193 431,774 444,409 385,717 Plus: Unrealized Loss (Gain) on AFS investments, net of tax 8,529 17,826 (3,250) (29,311) 1,173 73,984 Adjusted tangible shareholders' equity 312,290 354,724 371,943 402,463 445,582 459,702 Total assets 4,065,398 4,297,435 4,429,521 4,898,745 5,500,356 5,420,415 Less: goodwill and other intagible assets (99,652) (98,927) (98,222) (97,540) (96,885) (96,729) Tangible Assets 3,965,746 4,198,508 4,331,299 4,801,205 5,403,471 5,323,686 Plus: Unrealized Loss (Gain) on AFS investments 13,121 22,506 (5,270) (37,339) 1,494 94,248 Adjusted Tangible Assets 3,978,867$ 4,221,014$ 4,326,030$ 4,763,866$ 5,404,966$ 5,417,933$ Shareholders' Equity / Total Assets (GAAP) 9.92% 10.14% 10.69% 10.81% 9.84% 8.90% Tangible Common Equity Ratio (non-GAAP) 7.66% 8.02% 8.66% 8.99% 8.22% 7.25% Adjusted Tangible Common Equity / Adjusted Tangible Assets (non-GAAP) 7.85% 8.40% 8.60% 8.45% 8.24% 8.48%

Investor Presentation

Gregory Dufour | President & Chief Executive Officer
Jared Merritt | SVP, Treasurer

June 23, 2022

Camden NATIONAL CORPORATION

Forward Looking Statements

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including certain plans, exceptions, goals, projections, and statements, which are subject to numerous risks, assumptions, and uncertainties. Forward-looking statements typically can be identified by the use of the words "believe," "expect," "anticipate," "intend," "estimate," "assume," "plan," "target," "potential" or "goal" or future or conditional verbs such as "will," "may," "might," "should," "could" and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult for Camden National Corporation (the "Company") to predict. The actual results, performance or achievements of the Company may differ materially from what is reflected in such forward-looking statements.

The following factors, among others, could cause the Company's financial performance to differ materially from the Company's goals, plans, objectives, intentions, expectations and other forward-looking statements: (i) the impact of the COVID-19 pandemic; (ii) the impact of the war in Ukraine; (iii) weakness in the United States economy in general and the regional and local economies within the New England region and Maine, which could result in a deterioration of credit quality, an increase in the allowance for credit losses or a reduced demand for the Company's credit or fee-based products and services; (iv) changes in trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (v) inflation, interest rate, market, and monetary fluctuations; (vi) ongoing competition in the labor markets and increased employee turnover; (vii) competitive pressures, including continued industry consolidation and the increased financial services provided by non-banks; (viii) deterioration in the value of the Company's investment securities; (ix) volatility in the securities markets that could adversely affect the value or credit quality of the Company's assets, impairment of goodwill, or the availability and terms of funding necessary to meet the Company's liquidity needs; (x) changes in information technology and other operational risks, including cybersecurity, that require increased capital spending; (xi) changes in consumer spending and savings habits; (xii) changes in tax, banking, securities and insurance laws and regulations; (xiii) the outcome of pending and future litigation and governmental proceedings, including tax-related examinations and other matters; and (xiii) changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board, and other accounting standard setters.

In addition, statements regarding the potential effects of the war in Ukraine, the COVID-19 pandemic and other notable national and global current events on the Company's business, financial condition, liquidity and results of operations may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond the Company's control.

You should carefully review all of these risks, and be aware that there may be other factors that could cause the Company's actual results to differ materially from those anticipated, including the risk factors listed in the Company's filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2021, as updated by the Company's quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. You should carefully review the risk factors described therein and should not place undue reliance on our forward-looking statements.

These forward-looking statements were based on information, plans and estimates at the date of this presentation, and we undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except to the extent required by applicable law or regulation.

Camden NATIONAL CORPORATION

Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures. Management uses these non-GAAP financial measures for purposes of measuring our performance against our peer group and other financial institutions and analyzing our internal performance. These non-GAAP financial measures also help investors better understand the Company's operating performance and trends and allow for better performance comparisons to other financial institutions. These measures are not a substitute for GAAP operating results and may not be comparable to non-GAAP measures used by other financial institutions. Schedules that reconcile the non-GAAP financial measures to GAAP financial information are included in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, earnings releases filed with the SEC, and within the appendix of this presentation.

Camden National Corporation

Largest publicly traded bank headquartered in Northern New England (parent company of Camden National Bank)

- NASDAQ: CAC
- Total Assets: $5.4 billion
- Total Loans: $3.5 billion
- Total Deposits: $4.6 billion
- Assets Under Administration: $1.7 billion
- Market Cap (as of June 15, 2022): $661 million
- Average Daily Volume: 43,000
- 58 banking centers and 2 Loan Production Offices
- Analyst Coverage
  - KBW (market perform)
  - Janney (market perform)
  - Raymond James (market perform)
  - Stephens (overweight)


ME
NH
MA
Bangor
Ellsworth
Augusta
Camden
Lewiston
Portland
Manchester
Portsmouth
Braintree

Camden NATIONAL CORPORATION

All data is presented as of March 31, 2022 unless otherwise noted.

Why Camden National?

Strong Financial Metrics

- History of strong financial performance and stable growth
- Solid efficiency ratio, ROAA and ROATCE
- Strong credit culture with a history of superior credit quality

Strong Shareholder Returns

- History of growing dividends
- Opportunistically buyback shares
- Long-term total return above proxy peer group

Quality Growth

- Commitment to sustainable long-term organic growth
- Disciplined and opportunistic approach to acquisitions
- Strong and deep core deposit franchise
- Expanded presence in higher growth Southern Maine, New Hampshire and Northern-Massachusetts

Strong Brand Recognition and Market Share

- 146 year operating history, embedded deeply in the communities we serve
- #3 overall deposit market share in Maine, 2nd in community banks
- #3 mortgage originator in Maine, with 6.6% of all mortgage originations in the state (originated $1+ billion in 2021)

Camden NATIONAL CORPORATION

Long-Term Growth Strategy & Shareholder Value

Total Assets

$ in billions

	3 Year	5 Year	10 Year
Total Return	15.5%	28.0%	175.2%
TBV/Sh CAGR	11.7%	10.0%	7.2%
EPS CAGR	10.7%	12.3%	8.8%
Total Assets CAGR	8.6%	7.3%	9.1%



$1.7
$2.3
$2.2
$2.3
$2.3
$2.6
$2.6
$2.8
$3.7
$3.9
$4.1
$4.3
$4.4
$4.9
$5.5
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Acquisitions:

2008 Union Bankshares

2012 Bank of America (14 branches)

2015 The Bank of Maine

Camden NATIONAL CORPORATION

History of Delivering Strong and Stable Financial Performance

ROAA


1.80%
1.50%
1.20%
0.90%
0.60%
0.30%
0.00%
'13
'14
'15
'16
'17
'18
'19
'20
'21
YTD '22

Efficiency Ratio


70.00%
65.00%
60.00%
55.00%
50.00%
45.00%
40.00%
'13
'14
'15
'16
'17
'18
'19
'20
'21
YTD '22

ROAE


15.00%
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
'13
'14
'15
'16
'17
'18
'19
'20
'21
YTD '22

- History of exceeding peer average performance metrics
- Q1 22 percent rank of peers:
  - ROAA: 66th percentile
  - ROAE: 71st percentile
  - Efficiency Ratio: 75th percentile

Camden National Corp.
Peer Group

Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $2.0 bilion and $10.0 billion, excluding merger targets.
Source: S&P Global

Camden NATIONAL CORPORATION

Recent Accomplishments and Activities

- Record financial performance in 2021
- Repurchased 161,556 shares of Camden National common stock through May 24, 2022
- Continued investment in technology and digital offerings to consistently enhance the overall customer experience and providing customers with capabilities to be more financially sound
- Focused on enhancing internal productivity and efficiency through technology/software, robotic process automation (RPA), and process re-engineering
- Adopted a diversity statement outlining our commitment as an organization, as well as formed a Diversity Council led by our CEO
- Recognized by various organizations in 2021 for commitment to our customers and employees

2021 Customer Experience Leader in U.S. Retail Banking
Coalition Greenwich

2021 List of World's Best Banks; Ranked in Top 10 of the 75 U.S. Banks Recognized
Forbes

2021 Customer Experience Leader in U.S. Commercial Small Business Banking
Coalition Greenwich

Best Places to Work in Maine
Best Companies Group

Camden NATIONAL CORPORATION

ESG Highlights

We believe good corporate governance practices that foster diversity and inclusion, environmental stewardship, innovation and social and economic equity will promote sustainability in everything we do.

70K pounds of paper securely shredded and recycled

1,600+
Paycheck Protection Program (PPP) loans for small business customers ($102 million in relief funding)

Created a Diversity, Equity, and Inclusion Council to implement and advance strategic DEI initiatives

17.9 MILLION
digital banking logins, a 23% increase compared to 2020

6,900+
employee nonprofit volunteer hours

18
graduates from the Horizons Leadership Program

40%
of Board directors identify as female

hope@home
Reached $650,000 donated since 2015 to homeless shelters through Hope@Home

$50K
donated to 89 nonprofits in honor of employee volunteers

50%
of executive management team members identify as female

Maintained a flexible, hybrid work environment

3.7 MILLION
pages of paper saved by encouraging paperless statements

Board of Directors adopts diversity statement outlining our commitment to diversity

14K
hours of employee training and development

$22,000+
was given to employees through our Employee Emergency Assistance Program

Camden NATIONAL CORPORATION

First Quarter 2022 Highlights

- First quarter net income up 2% compared to the prior quarter
- Total loans grew 3% in the first quarter (or 4% excluding SBA PPP loans[(1)]), resulting from strong residential mortgage and commercial loan production
- Provision release of $1.2 million for the first quarter as the release of special reserves for COVID-19 modified loans offset loan growth provisions
- Strong asset quality highlighted by non-performing assets of 0.12% of total assets and past due loans of 0.04% of total loans
- Strong capital and liquidity positions

Net Income
$16.8 million

Diluted Earnings Per Share
$1.13

Return on Assets | Return on Equity
1.26% **12.96%**

Efficiency Ratio[(1)]
56.47%

Non-Performing Assets to Total Assets
0.12%

Total Risk-Based Capital Ratio
14.51%

Camden NATIONAL CORPORATION

(1) This is a non-GAAP measure. Refer to the Company's financial information filed with the SEC for the respective period.

Net Interest Income and Net Interest Margin

Net Interest Income
($ in millions)



$32.4
$1.9
$30.5
$33.5
$1.6
$31.9
$34.7
$1.9
$32.8
$36.8
$2.7
$34.1
$36.4
$1.1
$35.3
1Q21
2Q21
3Q21
4Q21
1Q22
NII (less SBA PPP income)
SBA PPP Income

NIM (FTE) and Adjusted NIM (FTE)(2)



2.91%
2.88%
2.89%
2.83%
2.82%
2.76%
2.82%
2.79%
2.87%
2.84%
1Q21
2Q21
3Q21
4Q21
1Q22
NIM
Adjusted NIM(2)

Balance Sheet Position and Update

- Balance sheet is asset sensitive, majority of the benefit comes in Year 2 as assets reprice slower than funding
- Loan growth driven by fixed- and adjustable-rate residential mortgages
- 70-80% of residential mortgage production being held in portfolio
- Redeploying investment cash flows to fund loan growth
- Anticipate a deposit beta through current rising interest rate cycle of ~25bps

Estimated Changes in Net Interest Income(1)		
	Year 1	Year 2
+200 bps	-0.79%	6.04%
-100 bps	-0.24%	-1.91%

(1) Assumes flat balance sheet, no changes in asset/funding mix, and a parallel and pro-rata shift in rates over a 12 month period. In the down -100 bps scenarios, Prime is floored at 3.00%, Fed Funds and Treasury rates at 0.01%, and all other marketrates are floored at the lesser of current rates or 0.25%. As of March 31, 2022.
(2) This is a non-GAAP measure. Refer to the Company's financial information filed with the SEC for the respective period.

Camden NATIONAL CORPORATION

Growing and Diversified Revenue Stream

- Annual Non-Interest Income consistently 24% - 27% of Total Revenue
- SBA PPP loans contributed $8.2 million to 2021 and $1.1 million to YTD 3/31/22 total revenue
- 1Q22 Non-Interest Income percentage of Total Revenue lower due to higher percentage of mortgage production being held in portfolio
- Assets under administration at 3/31/22 were $1.7 billion vs. $1.6 billion at 3/31/21
- Above average Non-Interest Income / Total Revenue

  2021
  - CAC: 26.6%
  - Peer group[1]: 21.1%

  1Q22
  - CAC: 21.3%
  - Peer group[1]: 19.8%

Total Revenue – 5 Year Trend
($ in millions)



$153.9
25.1%
74.9%
2017
$158.6
24.1%
75.9%
2018
$169.7
24.8%
75.2%
2019
$186.8
27.0%
73.0%
2020
$187.2
26.6%
73.4%
2021
Net Interest Income
Non-Interest Income

Total Revenue – 5 Quarter Trend
($ in millions)



$47.6
32.0%
68.0%
1Q21
$44.8
25.2%
74.8%
2Q21
$45.8
24.2%
75.8%
3Q21
$48.9
24.7%
75.3%
4Q21
$46.2
21.3%
78.7%
1Q22
Net Interest Income
Non-Interest Income

Camden NATIONAL CORPORATION

(1) Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $2.0 billion and $10.0 billion, excluding merger targets.

Focused on Driving Efficiency and Scale

- Balanced approach to investing in the franchise while maintaining efficient operations
- YTD efficiency ratio[1] through 3/31/22 of 56.47%
- Continued investments to promote efficiency and scale, including technology / software, digital channels, and RPA
- Efforts underway to enhance business lines processes to drive efficiency and scale

Operating Expense and Overhead Expense Ratio – 5 Year Trend *($ in millions)*



$88.5
$91.9
$95.3
$100.0
$103.7
2.73%
2.71%
2.68%
2.50%
2.40%
2.22%
2.22%
2.16%
2.04%
1.96%
2017
2018
2019
2020
2021
Non-Interest Expense
Overhead Expense Ratio (CAC)
Overhead Expense Ratio (Peers)

Operating Expense and Overhead Expense Ratio – 5 Quarter Trend *($ in millions)*



$24.9
$25.6
$26.3
$27.0
$26.2
2.37%
2.40%
2.38%
2.38%
2.39%
1.96%
1.92%
1.93%
2.00%
2.00%
1Q21
2Q21
3Q21
4Q21
1Q22
Non-Interest Expense
Overhead Expense Ratio (CAC)
Overhead Expense Ratio (Peers)

(1) This is a non-GAAP measure. Refer to the Company's financial information filed with the SEC for the respective period.
(2) Overhead Expense Ratio = Annualized Non-interest Expense Expense / Average Assets.
Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $2.0 billion and $10.0 billion, excluding merger targets.

Camden NATIONAL CORPORATION

Loan Portfolio

Residential Real Estate

- 68% located in Maine and 24% in Massachusetts
- 62% are primary residences, 30% second homes and 8% investment property
- 97% of balances at </= 80% LTV(1) (or supplemented with private mortgage insurance)

Commercial Real Estate

- 67% of real estate located in Maine, 20% in New Hampshire, and 10% in Massachusetts
- 79% non-owner occupied, 21% owner occupied

Loan Repricing

- $903 million repricing in the next 12 months (average yield 3.03%)
  - Floating rate: $816 million, 79% with no cap, 21% that have 200+ bps before reaching cap
  - Adjustable rate: $87 million, 20% with no cap, 80% that have 200+ bps before reaching cap

Loan Portfolio Trend

($ in Billions)



$2.8
43%
57%
$3.0
44%
56%
$3.1
46%
54%
$3.2
4%
42%
54%
$3.4
1%
45%
54%
$3.5
0%
46%
54%
2017
2018
2019
2020
2021
Q1 2022
Commercial
Retail
SBA PPP

Loan Portfolio Mix

(as of 3/31/22)



Home Equity and Consumer 7%
Commercial 11%
SBA PPP 0%
Residential Real Estate 39%
Commercial Real Estate 43%

(1) At origination date.
All data is presented as of March 31, 2022 unless otherwise noted.

Camden NATIONAL CORPORATION

Solid Credit Quality

NPAs / Total Assets



0.50%
0.34%
0.25%
0.22%
0.13%
0.12%
2017
2018
2019
2020
2021
1Q22

ACL on Loans / Total Loans



0.87%
0.82%
0.81%
1.18%
0.97%
0.90%
2017
2018
2019
2020
2021
1Q22

- ACL on loans at a 4.7x coverage of NPLs at 3/31/22
- Annualized YTD net charge-offs were 0.03% of average loans at 3/31/22
- There were no loans operating under a short-term deferral arrangement at 3/31/22
- Loans 30-89 days past due were 0.04% of total loans at 3/31/22
- At 3/31/22, there were $3.2 million of reserves included within the ACL on loans for certain commercial real estate loans during the height of the pandemic, of which the majority will likely to be released over coming quarters

Camden NATIONAL CORPORATION

Data presented for periods prior to 2020 does not reflect the impact of CECL.

Investment Portfolio

- Deployed portion of excess liquidity in 2020 and 2021 into the investment portfolio
- Average yield (FTE) of 1.83%, up 5 bps linked-quarter
- Unrealized loss on AFS increased to ($94.3) million from ($1.5) million at 12/31/21 as interest rates rose sharply
- 99.9% AFS, 0.1% HTM
- 90% of investment portfolio are agency-backed
- 100% of municipal holdings are rated A- or better by at least one rating agency (50% carry additional credit support)
- Portfolio sensitivity to rate shock
  - + 100 bps: ($82.1) million, or (5.8%)
  - - 100 bps: $80.8 million, or 5.7%

Securities Portfolio Mix and Trend
($ in millions)



$921
6%
11%
30%
53%
$949
8%
10%
37%
45%
$928
7%
12%
35%
46%
$1,091
5%
11%
37%
47%
$1,521
5%
7%
24%
64%
$1,528
4%
8%
22%
66%
2017
2018
2019
2020
2021
Q1 2022
MBS - Agency
CMO - Agency
Municipal
U.S. Agencies and Other

	2017	2018	2019	2020	2021	YTD '22
Book Yield (FTE)	2.48%	2.46%	2.64%	2.38%	1.80%	1.83%
Modified Duration	3.83	4.14	4.65	3.95	4.75	5.47
Securities / Assets	23%	22%	21%	22%	28%	28%

All data is presented as of March 31, 2022 unless otherwise noted.

Camden NATIONAL CORPORATION

Funding Mix

Deposits

- Average balance of $4.4 billion
- Average deposit cost of 0.15%
- 3rd highest deposit market share in Maine (8.3% of deposits as of 6/30/21)
- Loan-to-deposit ratio of 77% at 3/31/22, up from 74% at 12/31/21
- $4.3 billion of non-maturity deposits (excl. brokered) are at an average cost of 0.13%
  - $2.9 billion have balances less than $1 million at a weighted rate of 0.04%
  - $1.4 billion have balances great than $1 million with a weighted rate of 0.30%
- $1.2 billion of non-maturity and brokered deposits are indexed or exception priced
  - $700 million in indexed funding (primarily Fed Funds)
  - $500 million of exception pricing (generally lags Fed Funds movements)

Borrowings

- Average balance of $430.5 million
- Average borrowing cost of 0.85%
- 48% of borrowings are customer repurchase agreements

Camden NATIONAL CORPORATION

Average Funding Trend

($ in billions)



$3.54
26%
12%
62%
$3.66
22%
14%
64%
$3.88
17%
13%
70%
$4.23
13%
16%
71%
$4.62
11%
24%
65%
$4.81
9%
25%
66%
2017
2018
2019
2020
2021
Q1 2022
Interest-bearing deposits
Non-interest-bearing deposits
Borrowings

Average Funding Mix

(Q1 2022)



Borrowings 9%
CDs 6%
Saving/Money Market 31%
Checking 54%

All data is presented as Q1 2022 averages unless otherwise stated.

Strong Capital Position

Tier 1 Leverage Ratio



9.53%
9.55%
9.13%
8.92%
9.30%
Required Minimum(1) 4.00%
2018
2019
2020
2021
1Q22

Total Risk Based Capital Ratio



14.36%
14.44%
15.40%
14.71%
14.51%
Required Minimum(1) 10.50%
2018
2019
2020
2021
1Q22

Common Equity Tier 1 (CET1) Ratio



11.62%
11.80%
12.45%
12.47%
12.38%
Required Minimum(1) 7.00%
2018
2019
2020
2021
1Q22

($ in millions)	Ratios at 3/31/22	Amount	Required Minimum[(1)]	Cushion: Capital Above Required Minimum	Cushion: Asset Growth
Tier 1 Leverage	9.30%	$497.5	4.00%	$283.6	$7,089.8
Total Assets for Leverage Ratio		$5,346.5			
Common Equity Tier 1	12.38%	$454.5	7.00%	$197.4	$2,820.5
Total Risk Based Capital	14.51%	$532.6	10.50%	$147.1	$1,400.5
Total Risk Weighted Assets		$3,671.6			

Camden NATIONAL CORPORATION

(1) "Required Minimum" ratios represent minimum required capital ratios plus, for the risk based ratios, the fully phased-in 2.50% CET1 capital conservation buffer.

Tangible Common Equity Ratio


7.66%
7.85%
8.02%
8.40%
8.66%
8.60%
8.99%
8.45%
8.22%
8.24%
7.25%
8.48%
12/31/2017
12/31/2018
12/31/2019
12/31/2020
12/31/2021
3/31/2022
Tangible Common Equity Ratio (1)
Adjusted Tangible Common Equity / Adjusted Tangible Assets (1)

- Capital position remains strong, highlighted by regulatory capital ratios all above regulatory required minimums
- Large decline in TCE ratio since 12/31/21 is the result of changes in market rates increasing the unrealized loss in our AFS securities portfolio

Camden NATIONAL CORPORATION

(1) This is a non-GAAP measure. Please refer to the reconciliation table in the appendix of the presentation.

Shareholder Value: 15 Year Total Return

Performance (%)	10Y	5Y	3Y	1Y	YTD
CAC	175.19%	27.97%	15.48%	-4.07%	-6.58%
CAC Proxy Peer Group	157.10%	17.63%	13.33%	-4.06%	-5.83%
S&P SmallCap Banks	205.87%	36.83%	34.41%	-5.64%	-8.56%
Russell 2000	179.69%	45.02%	32.03%	-16.92%	-16.56%

15 Year

Stock price appreciation of 72.28%

Average dividend yield of 2.99%



250%
200%
150%
100%
50%
0%
-50%
-100%
176%
170%
150%
65%
CAC
Russell 2000
S&P SmallCap Banks
Proxy Peers
May-07
May-08
May-09
May-10
May-11
May-12
May-13
May-14
May-15
May-16
May-17
May-18
May-19
May-20
May-21
May-22

Source: S&P Global
Data range: May 31, 2007 – May 31, 2022

Camden NATIONAL CORPORATION

Shareholder Value: Long-Term Metrics

TBV Per Share[(a)]



$26.16
$10.27
'06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 YTD '22

Dividends as a % of Net Income



35%
31%
'06 '07 '08 '09 '10 '11 (b) '12 '13 '14 '15 (c) '16 '17 (d) '18 '19 '20 '21 YTD '22

- TBV per share 15 year CAGR of 7.4%
- 9 consecutive years of cash dividend increases
- $56 million in share buybacks over past 15 years
- Repurchased 161,556 shares year-to-date at an average price of $45.89 (as of 5/24/22)

a) This is a non-GAAP measure. Refer to the Company's financial information filed with the SEC for the respective period.
b) Special dividend of $0.50 per share.
c) 2015 increase is due to reduction in net income related to merger and acquisition costs of $7.2 million, after tax.
d) 2017 increase is due to reduction in net income from a $14.3 million charge to income tax resulting from the Tax Cuts and Jobs Act of 2017.

Camden NATIONAL CORPORATION

Appendix

Camden NATIONAL CORPORATION

Seasoned Management Team

Name	Position	Age	Years of Banking Experience	Year joined Camden
Greg Dufour	President and CEO	62	30+	2001
Mike Archer, CPA	EVP Chief Financial Officer	38	9	2013
Joanne Campbell	EVP Enterprise Risk Management & Chief Risk Officer	59	30+	1996
William Martel	EVP Technology & Support Services	52	20+	2020
Jennifer Mirabile	EVP Director of Wealth Management	62	30+	2017
Tim Nightingale	EVP Chief Credit Officer	64	30+	2000
Heather Robinson, CPA	EVP Chief Human Resources Officer	48	4	2018
Patricia Rose	EVP Retail Banking	58	30+	2017
Ryan Smith	EVP Commercial Banking	49	25+	2012
Renée Smyth	EVP Chief Experience & Marketing Officer	51	15+	2015

Camden NATIONAL CORPORATION

Income Statement

$ thousands	1Q22	4Q21	3Q21	2Q21	1Q21
Net interest income	**$36,365**	$35,567	$34,746	$33,529	$35,461
Non-interest income	**$9,825**	$12,101	$11,099	$11,320	$14,331
Total revenue	**$46,190**	$47,668	$45,845	$44,849	$49,792
Non-interest expense	**$26,209**	$26,968	$26,263	$25,590	$26,692
Pretax, pre-provision earnings(1)	**$19,981**	$20,700	$19,582	$19,259	$23,100
Provision for credit losses	**($1,075)**	$1,230	$939	($3,403)	$258
Income tax expense	**$4,261**	$4,209	$4,003	$4,519	$4,564
Net income	**$16,795**	$16,491	$14,640	$18,143	$18,278

	1Q22	4Q21	3Q21	2Q21	1Q21
Efficiency Ratio(1)	**56.47%**	54.90%	57.00%	56.72%	53.30%
Net Interest Margin (FTE)	**2.87%**	2.82%	2.76%	2.83%	3.06%
Diluted EPS	**$1.13**	$1.11	$0.97	$1.21	$1.22

Camden NATIONAL CORPORATION

(1) Non-GAAP measure.

Balance Sheet

$ millions	1Q22	4Q21	3Q21	2Q21	1Q21
Loans	**$3,534**	$3,431	$3,326	$3,301	$3,259
Investment Securities	**$1,437**	$1,523	$1,471	$1,416	$1,131
Total Assets	**$5,420**	$5,500	$5,503	$5,152	$5,089
Deposits	**$4,577**	$4,609	$4,605	$4,294	$4,212
Borrowings	**$282**	$256	$256	$215	$246
Shareholders' Equity	**$482**	$541	$546	$546	$532

	1Q22	4Q21	3Q21	2Q21	1Q21
Total Risk-Based Capital Ratio	**14.51%**	14.71%	15.06%	15.26%	16.00%
Tier 1 Leverage Capital Ratio	**9.30%**	8.92%	9.13%	9.48%	9.61%
Loan / Deposit Ratio	**77%**	74%	72%	77%	77%

Camden NATIONAL CORPORATION

Credit Quality Metrics



Camden National Corp.
Peer Group

NPAs / Assets



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
'13 '14 '15 '16 '17 '18 '19 '20 '21 YTD '22

NCOs / Average Loans



0.90%
0.75%
0.60%
0.45%
0.30%
0.15%
0.00%
'13 '14 '15 '16 '17 '18 '19 '20 '21 YTD '22

Loan Loss Reserves / Gross Loans(1)



2.10%
1.75%
1.40%
1.05%
0.70%
0.35%
0.00%
'13 '14 '15 '16 '17 '18 '19 '20 '21 YTD '22

Nonaccrual Loans / Loans



2.10%
1.75%
1.40%
1.05%
0.70%
0.35%
0.00%
'13 '14 '15 '16 '17 '18 '19 '20 '21 YTD '22

(1) CNC loan loss reserves / gross loans as presented under the incurred loss model.
Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $2.0 bilion and $10.0 billion, excluding merger targets.
Source: S&P Global

Camden NATIONAL CORPORATION

Maine Mortgage Banking Activity

Top 15 Lenders	Three Months Ended March 31, 2022		
	Origination Units	Rank	% of Total
Bangor Savings Bank	1,080	1	10.2%
Quicken Loans	732	2	6.9%
Camden National Bank	***698***	***3***	***6.6%***
First, N.A.	421	4	4.0%
USA - various agencies	394	5	3.7%
Kennebec Savings Bank	388	6	3.7%
United Wholesale Mortgage	384	7	3.6%
Key Bank	353	8	3.3%
Machias Savings Bank	325	9	3.1%
TD Bank, N.A.	289	10	2.7%
Gorham Savings Bank	234	11	2.2%
Norway Savings Bank	217	12	2.0%
Atlantic Regional Federal Credit Union	156	13	1.5%
Wells Fargo Bank	148	14	1.4%
Androscoggin Savings Bank	147	15	1.4%
All Other Lenders	4,648	-	43.6%
Total	**10,614**		**100.0%**

Source: MRS, Inc.
Data obtained from registry of deeds throughout the state of Maine.

Camden NATIONAL CORPORATION

Non-GAAP Reconciliation

Tangible Common Equity Ratio and Adjusted Tangible Common Equity to Adjusted Assets:

(In thousands, except ratios)	12/31/2017	12/31/2018	12/31/2019	12/31/2020	12/31/2021	3/31/2022
Shareholders' equity	$ 403,413	$ 435,825	$ 473,415	$ 529,314	$ 541,294	$ 482,446
Less: goodwill and other intagible assets	(99,652)	(98,927)	(98,222)	(97,540)	(96,885)	(96,729)
Tangible shareholders' equity	303,761	336,898	375,193	431,774	444,409	385,717
Plus: Unrealized Loss (Gain) on AFS investments, net of tax	8,529	17,826	(3,250)	(29,311)	1,173	73,984
Adjusted tangible shareholders' equity	312,290	354,724	371,943	402,463	445,582	459,702
Total assets	4,065,398	4,297,435	4,429,521	4,898,745	5,500,356	5,420,415
Less: goodwill and other intagible assets	(99,652)	(98,927)	(98,222)	(97,540)	(96,885)	(96,729)
Tangible Assets	3,965,746	4,198,508	4,331,299	4,801,205	5,403,471	5,323,686
Plus: Unrealized Loss (Gain) on AFS investments	13,121	22,506	(5,270)	(37,339)	1,494	94,248
Adjusted Tangible Assets	$ 3,978,867	$ 4,221,014	$ 4,326,030	$ 4,763,866	$ 5,404,966	$ 5,417,933
Shareholders' Equity / Total Assets (GAAP)	9.92%	10.14%	10.69%	10.81%	9.84%	8.90%
Tangible Common Equity Ratio (non-GAAP)	7.66%	8.02%	8.66%	8.99%	8.22%	7.25%
Adjusted Tangible Common Equity / Adjusted Tangible Assets (non-GAAP)	7.85%	8.40%	8.60%	8.45%	8.24%	8.48%

Camden NATIONAL CORPORATION